EXHIBIT 10.24.2


                  Schedule of Omitted Documents in the Form of
                   Exhibit 10.24, including Material Detail in
                 Which Such Documents Differ From Exhibit 10.24


         Indemnification Agreement, dated as of June 28, 2002, between John Milcetich and the Registrant.